Exhibit 10.24

AMENDMENT TO THE COMMERCIAL AGREEMENT

Reference is made to that certain Commercial Agreement, dated as of July 29, 2011 (the “Agreement”), made and entered into by and among Alibaba Group Holding Limited (“Recipient” or “Alibaba”), 浙江阿里巴巴电子商务有限公司 (Zhejiang Alibaba E-Commerce Co., Ltd.) (“HoldCo”) and 支付宝（中国）网络技术有限公司 (Alipay.com Co., Ltd.) (“Provider” or “OpCo”). Capitalized terms used herein and not defined in the Commercial Agreement will have the meanings specified in the Framework Agreement, dated July 29, 2011 (the “Framework Agreement”), by and among Alibaba, SOFTBANK CORP., Yahoo! Inc., OpCo, APN Ltd., HoldCo, the Joinder Parties (as defined therein) and, with respect to the Sections referred to in Section 10.05 therein, Jack Ma Yun and Joseph Chung Tsai.

Alibaba, HoldCo and OpCo hereby agree to amend the Agreement as follows:

1.	All references in the Agreement to the term “Arrow Decrease” are replaced with references to the term “Recipient Decrease.”

2.	The wording “(盖章)” after “浙江阿里巴巴电子商务有限公司” and “支付宝（中国）网络技术有限公司” shall be deleted from the preamble to the Agreement.

3.	All references in the Agreement to the term “Effective Time” are replaced with references to the term “Effective Date.”

4.	Section 1.22 of the Agreement is deleted in its entirety and replaced with the following:

‘“Effective Date’ means January 1, 2012.”

5.	Section 1.71 of the Agreement is deleted in its entirety and replaced with the following:

“[Reserved]”

6.	The following sentence is added to the end of Section 2.1 of the Agreement:

“Prior to the Term, Provider shall continue providing Services to Recipient and the Recipient’s Subsidiaries in substantially the same manner as provided prior to the Effective Time.”

7.	In Section 2.7(c)(ii) of the Agreement, the reference to “Section 2.6(d)(ii)” is replaced with a reference to “Section 2.7(c)(ii)” of the Agreement.

8.	In Section 2.9 of the Agreement, the reference to “Section 2.8” is replaced with a reference to “Section 2.9” of the Agreement.

9.	In line 3 of Section 2.9(b) of the Agreement, the words “such customers and their Subsidiaries” are replaced with the words “such customers and their Affiliates.”

10.	In Section 3.5 of the Agreement, all references to “Section 3.4” are replaced with references to “Section 3.5” of the Agreement.

11.	In Section 7.1(a) of the Agreement, the words “provided during the Term” are inserted after the words “In consideration for the Services,” and before the words “each Recipient Party receiving Services.”

12.	In Section 7.1(c) of the Agreement, the reference to “Section 5” of Schedule 7.1 is replaced with a reference to “Section 6” of Schedule 7.1 of the Agreement.

13.	In Section 7.2(a) of the Agreement, the words “during the Term” are inserted after the words “Within thirty (30) days following the end of each Calendar Quarter,” and before the words “Provider shall deliver to each Recipient Party.”

14.	In Section 10.4(a) of the Agreement, the reference to “Section 7.3” is replaced with a reference to “Section 7.4” of the Agreement.

15.	In Section 16.14 of the Agreement, (a) all references to “Arrow” are replaced with references to “Recipient” and (b) all references to “Opco” are replaced with references to “Provider.”

16.	Section 3(a) of Schedule 7.1 of the Agreement is deleted in its entirety and replaced with the following:

“The Approved Fee Rate applicable for Recipient Parties for fiscal year 2012 shall be 0.27% until such time as a new Approved Fee Rate is determined pursuant to Section 3(c) of this Schedule 7.1.”

17.	Section 3(b) of Schedule 7.1 of the Agreement is deleted in its entirety and replaced with the following:

“[Reserved]”

18.	The first two sentences in Section 3(c) of Schedule 7.1 of the Agreement are deleted in their entirety and replaced with the following:

“The Approved Fee Rate for all Services performed pursuant to this Agreement during each fiscal year of the Term after fiscal year 2012, and any changes to the Approved Fee Rate for fiscal year 2012 set forth in Section 3(a) of this Schedule 7.1, shall be determined by the unanimous agreement of the Independent Directors when Recipient’s board of directors meets to approve Recipient’s annual budget for the applicable fiscal year. Any changes to the Approved Fee Rate (i) for fiscal year 2012 set forth in Section 3(a) of this Schedule 7.1, or (ii) for each fiscal year after 2012 during the Term from the previous year’s Approved Fee Rate, shall be based on changes to Provider’s Budgeted Service Costs.”

19.	The seventh sentence of Section 3(c) of Schedule 7.1 of the Agreement is deleted in its entirety and replaced with the following:

“Each Approved Fee Rate determined under this Section 3(c) shall be subject to approval by the unanimous agreement of Independent Directors in connection with such annual budget meeting, and until such time as such approval by the Independent Directors is obtained, the Approved Fee Rate for fiscal year 2012 set forth in Section 3(a) of this Schedule 7.1, or, during subsequent fiscal years during the Term, for the immediately preceding year, shall remain in effect.”

20.	In Section 3(d) of Schedule 7.1 of the Agreement, the reference to “Section 7.1(a)” is replaced with a reference to “Section 7.1(b)” of the Agreement.

21.	In Section 6(a) of Schedule 7.1 of the Agreement, (a) all references to “Arrow” are replaced with references to “Recipient” and (b) all references to “OpCo” are replaced with references to “Provider.”

Nothing in this amendment is intended to, nor shall it, modify the Agreement in any manner other than as specifically provided herein and all other terms and conditions of the Agreement shall remain in full force and effect. Section 16.12 of the Agreement is incorporated herein by reference.

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IN WITNESS WHEREOF the duly authorized representatives of each of the Parties hereto have executed this amendment to the Agreement dated this 14th day of December 2011.

Alibaba Group Holding Limited

By:	/s/ Jerry Yang
	Name:	Jerry Yang
	Title:	Director

Alibaba Group Holding Limited

By:	/s/ Masayoshi Son
	Name:	Masayoshi Son
	Title:	Director

浙江阿里巴巴电子商务有限公司
Zhejiang Alibaba E-Commerce Co., Ltd.

By:	/s/ MA Yun
	Name:	MA Yun (马云)
	Title:	Legal Representative

支付宝（中国）网络技术有限公司
Alipay.com Co., Ltd.

By:	/s/ MA Yun
	Name:	MA Yun (马云)
	Title:	Legal Representative

[Signature Page to the Amendment to the Commercial Agreement]